UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 15, 2026
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Term Loan Facility

On May 15, 2026, Direct Digital Holdings, LLC (“DDH LLC”), as borrower, entered into the Twelfth Amendment and Waiver to Term Loan and Security Agreement (the “Twelfth Amendment”) to the Term Loan and Security Agreement dated December 3, 2021 (the “Term Loan Facility”) with Direct Digital Holdings, Inc. (the “Company”), Colossus Media, LLC, Huddled Masses LLC and Orange142, LLC, as guarantors (such guarantors together with DDH LLC, the “Credit Parties”), and Lafayette Square Loan Servicing, LLC (“LS”), as administrative agent, and Lafayette Square USA, Inc. (“Lafayette”) and the other lenders from time to time party thereto.

Immediately prior to effectiveness of the Twelfth Amendment, term loans in an aggregate principal amount of $14.8 million remain outstanding under the Term Loan Facility. In connection with the Twelfth Amendment, the Credit Parties agreed to pay a $0.1 million amendment fee on May 31, 2026.

The Twelfth Amendment also (a) amends the minimum consolidated EBITDA financial covenant to require the Credit Parties to maintain a minimum quarterly consolidated EBITDA of at least $200,000 for the fiscal quarter ending June 30, 2026 and (b) removes the requirement for the Credit Parties to maintain minimum revenue with respect to the sell-side advertising business of the Credit Parties. Additionally, the Twelfth Amendment waives the Credit Parties’ noncompliance with the minimum unrestricted cash, minimum consolidated EBITDA, and minimum sell-side revenue financial covenants for the fiscal quarter ending March 31, 2026 and the Credit Parties’ nonpayment of interest for the fiscal month ending April 30, 2026.

The foregoing description of the Twelfth Amendment is not complete and is qualified in its entirety by the full text of the Twelfth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amendment to Committed Equity Facility

On May 18, 2026, the Company entered into a letter agreement (the “Letter Agreement”) with Roth Principal Investments, LLC (“Roth Principal Investments”) with respect to the Common Stock Purchase Agreement (the “Purchase Agreement”) dated April 28, 2026, between the Company and Roth Principal Investments. Pursuant to the Letter Agreement, Roth Principal Investments agreed to reimburse the Company for its expenses in connection with each Purchase (as defined in the Purchase Agreement) in the amount of 0.6% of the VWAP (as defined in the Purchase Agreement) for such Purchase. The terms of the Purchase Agreement remain otherwise unchanged, a description of which has been previously disclosed.

The foregoing description of the Letter Agreement is not complete and is qualified in its entirety by the full text of the Letter Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 8.01 Other Events.

The Company and its subsidiaries are filing this Current Report on Form 8-K to update portions of the Annual Report on Form 10-K for the Company for the year ended December 31, 2025, filed on March 31, 2026 (“2025 Form 10-K”) to reflect a change in the Company's reportable segments and reverse stock split.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2026, filed with the Securities and Exchange Commission ("SEC") on May 15, 2026 ("2026 Form 10-Q"), effective in the first quarter of the Company’s fiscal year 2026, the Company’s internal reporting and reportable segments changed to align with a change in the chief operating decision maker's evaluation of the Company. The Company previously reported two segments - buy-side and sell-side and now has one reportable segment that is managed on a consolidated basis - digital marketing. In accordance with Accounting Standards Codification 280 guidance, segment information for all periods presented has been revised for this change.

As previously reported, on April 27, 2026, the Company effected a 4-to-1 reverse stock split of the Company's shares of Series A common stock, $0.001 par value and Series B common stock, $0.001 par value.

All prior period information has been recast to reflect this change in reportable segments and reverse stock split. This will allow the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The recast financial statements are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Exhibit 99.1 updates the information in the following Items in the 2025 Form 10-K as initially filed in order to reflect the change in segment presentation and reverse stock split:
Item 1. Business
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data
No items in the 2025 Form 10-K other than those identified above are being updated by Exhibit 99.1. Information in the 2025 Form 10-K is generally stated as of December 31, 2025, and Exhibit 99.1 does not reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, Exhibit 99.1 does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2025 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2025 Form 10-K, please refer to the Company’s SEC filings since that date. More current information is contained in the 2026 Form 10-Q and the Company’s other filings with the SEC after March 31, 2026. Exhibit 99.1 should be read in conjunction with the 2025 Form 10-K and any other documents the Company has filed with the SEC subsequent to March 31, 2026.

The information contained in Exhibit 99.1 is not an amendment to, or a restatement of, the 2025 Form 10-K.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1
Twelfth Amendment and Waiver to Term Loan and Security Agreement, dated as of May 15, 2026, by and among Direct Digital, LLC, as borrower, Colossus Media, LLC, Huddled Masses LLC, Orange142, LLC, and Direct Digital Holdings, Inc., as guarantors, and Lafayette Square Loan Servicing, LLC, as administrative agent, and the various lenders thereto.

10.2	Letter Agreement, dated May 18, 2026, between Direct Digital Holdings, Inc. and Roth Principal Investments, LLC.
23.1	Consent of BDO USA, P.C., independent registered public accounting firm.
99.1	Audited recasted financial statements of Direct Digital Holdings, Inc. as of and for the years ended December 31, 2025 and 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2026 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer